LEGG MASON GLOBAL ASSET MANAGEMENT TRUST

LEGG MASON STRATEGIC REAL RETURN FUND

SUPPLEMENT DATED JUNE 5, 2012

TO THE SUMMARY PROSPECTUS AND PROSPECTUS, EACH DATED MARCH 31, 2012

The last sentence of the legend on the cover of the fund’s Summary Prospectus is deleted and replaced with the following:

The fund’s Prospectus, dated March 31, 2012, as supplemented on May 31, 2012, and June 5, 2012, and as may be amended or further supplemented, the fund’s statement of additional information, dated March 31, 2012, as supplemented on May 31, 2012, and June 5, 2012, and as may be amended or further supplemented, and the independent registered public accounting firm’s report and financial statements in the fund’s annual report to shareholders, dated November 30, 2011, are incorporated by reference into this Summary Prospectus.

The section titled “Management—Portfolio managers—LMGAA” of the fund’s Summary Prospectus and Prospectus is deleted and replaced with the following:

LMGAA: Steven D. Bleiberg and Y. Wayne Lin have been Portfolio Managers of the fund sleeves managed by LMGAA since 2010. Patricia Duffy has been a Portfolio Manager of the fund sleeves managed by LMGAA since June 2012.

The following amends anything to the contrary with respect to LMGAA in the section of the fund’s Prospectus titled “More on fund management—Portfolio managers”:

The following Portfolio Managers are employed by LMGAA to monitor and coordinate management of the fund and provide day-to-day management of the LMGAA sleeves.

Steven D. Bleiberg serves as President and Chief Investment Officer for LMGAA. From 2003 to 2005, he served as a Managing Director and Head of Global Investment Strategy for CAM. Prior to joining CAM, he was a Managing Director and Chairman of the Global Equity Strategy Group at Credit Suisse Asset Management. Previously, Mr. Bleiberg was a Portfolio Manager at Matrix Capital Management, where he managed the firm’s active equity assets. He began his career in 1984 at BEA Associates, where he was a Research Associate in the U.S. equity department.

Y. Wayne Lin serves as Chief Administrative Officer, Investment Strategy Analyst and Portfolio Manager for LMGAA. From 2002 to 2005, Mr. Lin served as an Analyst at CAM. Prior to joining CAM in 2002, Mr. Lin held the following professional positions: Internal Management Consultant at TIAA-CREF; Associate Director at Barra Strategic Consulting Group; and Associate at Booz Allen and Hamilton.

Patricia Duffy has served as a Portfolio Manager of the fund since June 2012. Ms. Duffy serves as a Senior Analyst and Portfolio Manager for LMGAA and has seven years of investment experience. Ms. Duffy served as an Asset Allocation Analyst for LMGAA from 2005 to June 2012.

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